UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 14, 2006

      DSLA Mortgage Loan Trust 2006-AR1

(Issuing Entity)

              Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc..

(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Registrant registered issuances of its DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127352) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $985,487,000 aggregate principal amount of Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 on March 30, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated March 28, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among by and among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer  and Securities Administrator, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.  The “Certificates” consist of the following classes: Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class C, Class P, Class ES, Class R and Class R-II Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain first lien, adjustable rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $985,487,000 as of March 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of March 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer  and Securities Administrator, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of March 1, 2006 between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.
99.2

Reconstitution Agreement dated as of March 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.

99.3

Reconstitution Agreement dated as of March 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicerand Deutsche Bank National Trust Company as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:  /S/ Shakti Radhakishun

Name: Shakti Radhakishun
Title:   Senior Vice President

Dated:  April 14, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of March 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer  and Securities Administrator, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1

Mortgage Loan Purchase Agreement dated as of March 1, 2006 between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2

Reconstitution Agreement dated as of March 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.

99.3

Reconstitution Agreement dated as of March 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.